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                                                                   EXHIBIT 10.23

             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                            DATED JUNE 28, 2002 AMONG
           DYNAMICS RESEARCH CORPORATION, DRC METRIGRAPHICS, INC., DRC
         SOFTWARE, INC.,DRC TELECOM, INC., DYNAMICS RESEARCH INVESTMENT
              CORPORATION, DRC INTERNATIONAL CORPORATION, H.J. FORD
                    ASSOCIATES, INC. AND ANDRULIS CORPORATION
                                       AND
           BROWN BROTHERS HARRIMAN & CO., AS ADMINISTRATIVE AGENT AND
         LENDER, BANKNORTH, N.A., AS DOCUMENTATION AGENT AND LENDER, AND
           KEY CORPORATE CAPITAL INC., AS SYNDICATION AGENT AND LENDER

         This Third Amendment to Amended and Restated Loan Agreement (hereinafter, this "Amendment") is made as of the 23rd day of December, 2003 by and among DYNAMICS RESEARCH CORPORATION, DRC METRIGRAPHICS, INC., DRC SOFTWARE, INC., DRC TELECOM, INC., DYNAMICS RESEARCH INVESTMENT CORPORATION, DRC INTERNATIONAL CORPORATION, H. J. FORD ASSOCIATES, INC., AND ANDRULIS CORPORATION, each of which is a Massachusetts corporation (other than H.J. Ford Associates, Inc. and Andrulis Corporation which are Delaware corporations) with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and BROWN BROTHERS HARRIMAN & CO., as administrative agent and as a lender, BANKNORTH, N.A., as documentation agent and as a lender, and KEY CORPORATE CAPITAL INC., as syndication agent and as a lender (hereinafter, individually and collectively, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms used herein shall have the same meaning as set forth in the Credit Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrowers executed and delivered to the Lenders a certain Amended and Restated Loan Agreement dated June 28, 2002, as amended by a certain Amendment dated December 16, 2002, and a certain Second Amendment dated as of March 26, 2003 (hereinbefore and hereinafter, as amended, the "Credit Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrowers a Revolving Credit in the maximum principal amount of $50,000,000.00 and a Term Loan in the maximum principal amount of $10,000,000.00; and

         WHEREAS, the Borrowers have requested that the Lenders (i) amend the Capital Expenditure restrictions set forth in Section 7-30 of the Credit Agreement, and (ii) otherwise modify the terms and conditions of the Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers' respective best interests.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendment to the Credit Agreement.

                  (a) Section 7-30 of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following
         Section 7-30 therefor:

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                  "7-30.   Capital Expenditures. None of the Borrowers will, nor
                  will any Borrower permit any Subsidiary to, make any Capital Expenditures during any fiscal year of the Lead Borrower unless the aggregate amount of all Capital Expenditures made or committed to be made by all Borrowers and their respective Subsidiaries in such fiscal year does not exceed $9,000,000 in fiscal year 2003, $7,000,000 in fiscal year 2004, or $6,000,000 in any fiscal year thereafter."

         2. Fees. Upon the execution of this Amendment, the Borrowers shall be liable to the Lenders for an amendment fee in the amount of $5,000.00 (the "Amendment Fee"). The Amendment Fee shall (i) be paid to the Administrative Agent concurrently with the execution and delivery of this Amendment by the Borrowers, (ii) be deemed fully earned as of the date hereof, and (iii) in all events, constitute a fee and shall not be applied in reduction of any of the other Liabilities of the Borrowers. Upon the Administrative Agent's receipt of the Amendment Fee, the Amendment Fee shall be distributed to the Lenders on a pro rata basis.

         3. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of (i) this fully executed Amendment bearing the original signatures of each Borrower and each Lender, and
(ii) the Amendment Fee.

         4. Representations; No Events of Default. The Borrowers hereby certify to the Lenders that, to the best of the Borrowers' knowledge and belief after due inquiry, the representations and warranties contained in the Credit Agreement, as modified by this Amendment, are true as of the date hereof and that, after the effectiveness of this Amendment, no Event of Default has occurred and is continuing under the Credit Agreement or any document executed in connection therewith.

         5. Incorporation of Discussions; Modifications. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Credit Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lenders, then by a duly authorized officer of each Lender.

         6. Ratification of Credit Agreement. Except as specifically modified herein, the Credit Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

         7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                   DYNAMICS RESEARCH CORPORATION

                                   By:____________________________

                                   Title: ________________________

                                   DRC METRIGRAPHICS, INC.

                                   By:____________________________

                                   Title: ________________________

                                   DRC SOFTWARE, INC.

                                   By:____________________________

                                   Title: ________________________

                                   DRC TELECOM, INC.

                                   By:____________________________

                                   Title: ________________________

                                   DYNAMICS RESEARCH INVESTMENT CORPORATION

                                   By:____________________________

                                   Title: ________________________

                                   DRC INTERNATIONAL CORPORATION

                                   By:____________________________

                                   Title: ________________________

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                                   H.J. FORD ASSOCIATES, INC.

                                   By:____________________________

                                   Title:_________________________

                                   ANDRULIS CORPORATION

                                   By:____________________________

                                   Title:_________________________

        ACKNOWLEDGED AND AGREED:

        BROWN BROTHERS HARRIMAN & CO.,
        as administrative agent and as a lender

        By:______________________________________

        Name:____________________________________

        Title:___________________________________

        BANKNORTH, N.A.,
        as documentation agent and as a lender

        By:______________________________________

        Name:____________________________________

        Title:___________________________________

        KEY CORPORATE CAPITAL INC.,
        as syndication agent and as a lender

        By:______________________________________

        Name:____________________________________

        Title:___________________________________

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